                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE:

CONTACT:

Bob Husted                          Nancy Hamilton
Investor Relations Manager          Chief Financial Officer
(303) 440-5330 ext. 350             (303) 440-5330 ext. 524
bhusted@spectralink.com             nhamilton@spectralink.com



         SPECTRALINK GROWS QUARTERLY EARNINGS AND REVENUE YEAR-OVER-YEAR


BOULDER, COLO. -- APRIL 16, 2003 -- SpectraLink Corporation (Nasdaq: SLNK) today reported earnings for the first quarter of 2003 of $1.1 million, or $0.06 per diluted share, representing a 20% increase in earnings per diluted share over the same period a year ago. For the first quarter of 2002, earnings were $915 thousand, or $0.05 per diluted share. Revenue for the first quarter of 2003 was $14.6 million compared with $13.9 million in the first quarter of 2002.

"I am very pleased with such strong quarterly results considering the continued soft U.S. economy and its ongoing impact on sales growth," said Bruce Holland, SpectraLink president and CEO. "This marks our nineteenth straight quarter of positive net income and our seventeenth straight quarter of positive cash from operations. In addition, our gross margin exceeded 66% for the quarter."

WEBCAST INFORMATION

SpectraLink will hold an audio webcast to discuss first quarter 2003 earnings results, today, April 16th, at 4:15 p.m. Eastern Time. You can access the webcast and replay at www.spectralink.com.

                                     -more-


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ABOUT SPECTRALINK

SpectraLink Corporation (Nasdaq: SLNK) is the leading manufacturer and provider of wireless telephone systems for the workplace in North America. Headquartered in Boulder, Colo., SpectraLink has more installed systems and accumulated more experience and application knowledge than any other provider. SpectraLink distributes its products through industry-leading service, equipment and application providers, cultivating a vast customer base among industries including retail, education, healthcare, manufacturing, finance, information systems and telecommunications. For more information, call 1-800-676-5465, or visit www.spectralink.com.

SAFE HARBOR PROVISION

Portions of this release contain forward-looking statements regarding future events based on current expectations. These forward-looking statements and other statements, such as statements regarding the future financial performance of SpectraLink, are subject to risks and uncertainties. SpectraLink Corporation wishes to caution you that there are some factors that could cause actual results to differ materially from the results indicated by such statements. These factors include, but are not limited to: the inability to close several large orders in the sales pipeline; continued weakness or further deterioration in the general economic conditions that may reduce demand for, or delay orders for, SpectraLink's products; adverse changes in economic and business conditions affecting SpectraLink's customers; the failure of the market for on-premises wireless telephone systems to grow or to grow as quickly as SpectraLink anticipates; the intensely competitive nature of the wireless communications industry, and a customer preference to buy all telephone communications systems from a single source provider that manufactures and sells PBX or key/hybrid systems; SpectraLink's and its resellers' ability to develop and execute effective marketing and sales strategies; SpectraLink's reliance on sole or limited sources of supply for many components and equipment used in its manufacturing process; the risk of business interruption arising from SpectraLink's dependence on a single manufacturing facility; customer concerns over security issues in the 802.11 technology; SpectraLink's ability to manage potential expansion of operations in the U.S. and internationally; SpectraLink's ability to respond to rapid technological changes within the on-premises wireless telephone industry; SpectraLink's ability to attract and retain personnel, including key technical and management personnel; changes in rules and regulations of the FCC; SpectraLink's ability to protect its intellectual property rights; and SpectraLink's reliance on its 802.11 technology partners to continue to provide the wireless local area network for SpectraLink's NetLink product, and to provide access points which support SpectraLink Voice Priority. Prospective investors are cautioned not to place undue reliance on such forward-looking statements. Further, SpectraLink undertakes no obligation to update or revise any forward-looking statements contained herein in order to reflect events or circumstances that may arise after the date of this press release. We refer you to the documents SpectraLink files from time to time with the Securities and Exchange Commission, specifically the section titled Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2002, and other reports and filings made with the Securities and Exchange Commission.

                                       ###

All trademarks, trade names, registered trademarks, or registered trade names are property of their respective holders. For more information, visit the SpectraLink website at www.spectralink.com.


                         Three pages of tables attached

                     SPECTRALINK CORPORATION AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)



                                     ASSETS


                                                                MARCH 31,    DECEMBER 31,
                                                                   2003         2002
                                                                ---------    ------------
CURRENT ASSETS:
   Cash and cash equivalents                                    $  44,308    $     44,211
   Trade accounts receivable, net of allowance of
     $318 and $311, respectively                                   10,661          11,143
   Income taxes receivable                                             --             105
   Inventory, net of allowance of $509 and $651, respectively       7,681           7,449
   Deferred income taxes - current portion                            975             975
   Other                                                            1,012             798
                                                                ---------    ------------
     Total current assets                                          64,637          64,681
                                                                ---------    ------------
PROPERTY AND EQUIPMENT, at cost:
   Furniture and fixtures                                           1,619           1,632
   Equipment                                                        7,610           7,240
   Leasehold improvements                                             896             865
                                                                ---------    ------------
                                                                   10,125           9,737
   Less - Accumulated depreciation                                 (7,481)         (7,224)
                                                                ---------    ------------
     Net property and equipment                                     2,644           2,513
DEFERRED INCOME TAXES - NON CURRENT PORTION                           165             165
OTHER                                                                 281             232
                                                                ---------    ------------
     TOTAL ASSETS                                               $  67,727    $     67,591
                                                                =========    ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                             $   1,104    $      1,023
   Taxes payable                                                      416              --
   Accrued payroll, commissions, and employee benefits              1,827           2,069
   Accrued sales, use and property taxes                              502             512
   Accrued warranty expenses                                          282             274
   Other accrued expenses                                           1,578           1,564
   Deferred revenue                                                 5,826           5,281
                                                                ---------    ------------
     Total current liabilities                                     11,535          10,723
LONG-TERM LIABILITIES                                                 159             178
                                                                ---------    ------------
     TOTAL LIABILITIES                                             11,694          10,901
                                                                ---------    ------------
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY:
   Preferred stock                                                     --              --
   Common stock                                                       221             221
   Additional paid-in capital                                      63,839          63,763
   Retained earnings                                               19,468          18,412
   Treasury stock                                                 (27,495)        (25,706)
                                                                ---------    ------------
     TOTAL STOCKHOLDERS' EQUITY                                    56,033          56,690
                                                                ---------    ------------
     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $  67,727    $     67,591
                                                                =========    ============

                     SPECTRALINK CORPORATION AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)


                                                 THREE MONTHS ENDED
                                                     MARCH 31,
                                              -----------------------
                                                 2003         2002
                                              ----------   ----------
NET SALES                                     $   14,568   $   13,861
COST OF SALES                                      4,918        4,822
                                              ----------   ----------
     Gross Profit                                  9,650        9,039

OPERATING EXPENSES
     Research and development                      1,903        1,522
     Marketing and selling                         5,144        5,251
     General and administrative                      995          933
                                              ----------   ----------
       Total operating expenses                    8,042        7,706

INCOME FROM OPERATIONS                             1,608        1,333
INVESTMENT INCOME AND OTHER, net                      95          143
                                              ----------   ----------
INCOME BEFORE INCOME TAXES                         1,703        1,476
INCOME TAX EXPENSE                                   647          561
                                              ----------   ----------

NET INCOME                                    $    1,056   $      915
                                              ==========   ==========

BASIC EARNINGS PER SHARE                      $     0.06   $     0.05
                                              ==========   ==========

BASIC WEIGHTED AVERAGE SHARES OUTSTANDING         18,590       19,190
                                              ==========   ==========

DILUTED EARNINGS PER SHARE                    $     0.06   $     0.05
                                              ==========   ==========

DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING       18,800       19,600
                                              ==========   ==========

                     SPECTRALINK CORPORATION AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                          MARCH 31,    MARCH 31,
                                                                            2003         2002
                                                                          ---------    ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                             $   1,056    $     915
   Adjustments to reconcile net income to net cash
     provided by operating activities:
     Depreciation and amortization                                              257          283
     Income tax benefit from the exercises of stock options                      12          136
     Provision for bad debts                                                     11           69
     Provision for excess and obsolete inventory                                 90          101
     Amortization of premium on investments in securities                        --            3
     Changes in assets and liabilities --
       Decrease in trade accounts receivable                                    471        1,395
       Decrease (increase) in inventory                                        (322)         257
       Decrease (increase) in other assets and income taxes receivable         (158)         203
       Increase (decrease) in accounts payable                                   81         (273)
       Increase (decrease) in accrued liabilities, income taxes payable
          and deferred revenue                                                  712         (115)
                                                                          ---------    ---------
       Net cash provided by operating activities                              2,210        2,974
                                                                          ---------    ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchases of property and equipment                                       (388)         (49)
                                                                          ---------    ---------
       Net cash used in investing activities                                   (388)         (49)
                                                                          ---------    ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Purchases of treasury stock                                             (1,789)      (3,460)
     Proceeds from exercises of common stock options                             64          743
                                                                          ---------    ---------
       Net cash used in financing activities                                 (1,725)      (2,717)
                                                                          ---------    ---------
INCREASE IN CASH AND CASH EQUIVALENTS                                            97          208
CASH AND CASH EQUIVALENTS, beginning of period                               44,211       37,242
                                                                          ---------    ---------
CASH AND CASH EQUIVALENTS, end of period                                  $  44,308    $  37,450
                                                                          =========    =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
   Cash paid for income taxes                                             $      79    $      28
                                                                          =========    =========